SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 24, 2001


                         NEWPORT NEWS SHIPBUILDING INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                 1-12385                 74-1541566
  ----------------------------    -------------          -------------------
  (State or other jurisdiction    (Commission              (I.R.S. Employer
        of incorporation)         File Number)           Identification No.)




                 4101 Washington Avenue, Newport News, VA 23607
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (757) 380-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

          Pursuant to an Agreement and Plan of Merger dated as of April 24, 2001 (the "Agreement"), among General Dynamics Corporation ("Parent"), Grail Acquisition Corporation, a wholly owned subsidiary of Parent ("Purchaser"), and Newport News Shipbuilding Inc. (the "Company"), a copy of which is filed herewith as Exhibit 2.1, Purchaser will make a tender offer (the "Offer") to purchase all of the outstanding shares of the Company common stock, par value $0.01 per share ("Company Common Stock"), at a price of $67.50 in cash per share. After Purchaser has consummated the Offer, Purchaser will be merged with and into the Company (the "Merger") and the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent. In the Merger, stockholders of the Company will receive $67.50 in cash in exchange for each share of Company Common Stock.

          The parties intend to consummate the Offer and the Merger as soon as practicable following the satisfaction or waiver of the conditions to closing set forth in the Agreement. The Offer is conditioned upon, among other things,
(i) acceptance of the Offer by holders of a majority of the Company Common Stock (on a fully diluted basis), (ii) termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and (iii) other customary closing conditions.

          All references to the Agreement are qualified in their entirety by the full text of the Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.


Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

        Exhibit 2.1 Agreement and Plan of Merger dated as of April 24, 2001, among General Dynamics Corporation, Grail Acquisition Corporation and Newport News Shipbuilding Inc.

        Exhibit 99.1   Press Release



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



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NEWPORT NEWS SHIPBUILDING INC.



Date: April 24, 2001                         By: /s/ Stephen B. Clarkson
                                             ----------------------------------
                                             Name:   Stephen B. Clarkson
                                             Title:  Vice President, General
                                                     Counsel and Secretary





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


                                  Exhibit Index
                                  -------------


Exhibit No.       Description of Exhibit
-----------       ----------------------

Exhibit 2.1 Agreement and Plan of Merger dated as of April 24, 2001, among General Dynamics Corporation, Grail Acquisition Corporation and Newport News Shipbuilding Inc.

Exhibit 99.1      Press Release





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